EXHIBIT 10.12

COMMERCIAL LEASE AGREEMENT

THIS LEASE AGREEMENT (the “Lease”) made the 31st day of March, 1995, by and between WYOMISSING PROFESSIONAL CENTER III, LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the “Landlord”), having an address of 825 Berkshire Boulevard, Suite 203, Wyomissing, Pennsylvania 19610 and PENN NATIONAL GAMING, INC. (the “Tenant”), having an address of 825 Berkshire Boulevard, Wyomissing, Pennsylvania 19610.

IN CONSIDERATION of the mutual promises contained herein, and intending to be legally bound hereby, Landlord and Tenant agree as follows:

1.                  PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord 2,120 square feet of rentable floor area, substantially as shown on the floor plan attached hereto as Exhibit “A” and made a part hereof (the “Premises”). The Premises are on the second floor of the building having an address of 825 Berkshire Boulevard, Wyomissing, Pennsylvania (the “Building”), located on a parcel of land containing approximately 11 acres (the “Land”). In connection with its use of the Premises, Tenant shall have the right to use for its employees twelve undesignated parking spaces in the parking area adjacent to the Building and such other undesignated parking spaces as may be reasonably required for the conduct of its business.

2.                  TERM.

(a)                 The term of the Lease shall be five (5) years, commencing on April 1, 1995.

(b)                 If Tenant, without the consent of Landlord, remains in possession of the Premises beyond the expiration of this Lease or any extension or renewal hereof, such holding over shall be deemed a tenancy at sufferance at one and one-half (1-1/2) times the rent as was in effect at the time such holding over commenced.

3.                  RENT.

(a)                 During the first year of the term of this Lease, Tenant shall pay Landlord annual minimum rent in the amount of Twenty Three Thousand Three Hundred Twenty Dollars ($23,320), payable in twelve (12) equal monthly installments of One Thousand Nine Hundred Forty Three Dollars and Thirty Three Cents ($1,943.33). Such annual minimum rent is calculated on the basis of $11.00 per square foot of the rentable floor area of the Premises.

(b)                 During the second lease year and each lease year thereafter during the term of this Lease, the annual minimum rent shall be increased by three percent (3%) over the prior year’s annual minimum rent.

(c)                  All rent shall be payable in advance, without demand, on the first day of each calendar month during the term of this Lease, except that the first full monthly installment shall be paid upon the signing of this Lease. The first and last monthly payments shall be prorated on a per diem basis for any period less than a full calendar month.

(d)                 All rent shall be payable without any deduction, offset or counterclaim. All rent due hereunder shall be payable in immediately available funds at Landlord’s address set forth in the introductory paragraph of this Lease or at such other place as may be designated by Landlord.

(e)                  Tenant shall pay a late charge at the rate of five percent (5%) on each dollar of rent, or any other sum collectible as rent under this Lease, which is not paid within fifteen (15) days after the same is due.

4.                  TENANT’S SHARE OF EXPENSES.

(a)       In addition to the payment of annual minimum rent as provided herein, Tenant shall pay as additional rent hereunder its proportionate share (as defined in subparagraph 4(c)) of all Expenses as herein defined. Expenses shall include all real estate taxes assessed against the Building, janitorial services (if any) provided to Tenant, insurance premiums (other than Tenant’s liability insurance) on the Building, water and sewer costs of the Building as metered, trash removal costs pertaining to the Building, repair and maintenance of HVAC equipment relating to Premises, grass cutting and landscape bed maintenance of the area delineated on plan as Exhibit “A”, snow removal and parking lot repair, maintenance, repaving, cleaning and striping of the same defined area on Exhibit “A”, parking lot electric as determined by the “house meter” on the Building, and all other costs and Expenses incurred by Landlord in operating and maintaining the Building. Expenses shall also include expenses imposed or assessed against the Building and its owner(s) by The Owner’s Association of Wyomissing Professional Center, West Campus, Inc. consisting of costs of maintaining and repairing the main roadway through the Land. The Expenses shall be pre-paid on a monthly basis during each calendar year of the term of this Lease as provided herein. Attached hereto as Exhibit “B” and made a part hereof is the current budget estimate and operating expense description for the operation of the Building and the Land. All items on the budget shall be included as Expenses, but other Expenses may be incurred from time to time.

(b)       For purposes hereof, “Expenses” shall not include:

(i)     Costs for which Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant, warrantor or otherwise) or, in the event Landlord fails to properly insure the Building, then Expenses shall not include expenses for which Landlord would have been reimbursed if

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Landlord had adequately insured the Building.

(ii)                 Expenses incurred in leasing or procuring tenants (including lease commissions, advertising expenses, management and leasing offices, lease negotiation and review, expenses of renovating space for tenants, and legal expenses incurred in enforcing the terms of any tenant leases).

(iii)              Interest or amortization payments on any mortgages.

(iv)             Costs representing an amount paid to an affiliate of Landlord which is in excess of the amount which would have been paid in the absence of such relationship.

(v)                Costs specially billed to and paid by specific tenants, including without limitation, expenses for work performed for other tenants in the Building and expenses to be billed to other tenants for excess utility use or other services that are beyond normal office use. There shall be no duplication of costs or reimbursement.

(vi)             Depreciation and costs incurred by Landlord for alterations that are considered capital improvements and replacements under generally accepted accounting principles consistently applied except that the annual amortization of these costs shall be included in the following two instances:

(A)    The annual amortization over its useful life (not to be less than ten (10) years) with a reasonable salvage value on a straight line basis of the cost of any improvement made by Landlord and required by any changes in applicable laws, rules, or regulations of any governmental authority enacted after the Building was fully assessed as a completed and occupied unit and the Lease was signed.

(B)    The annual amortization over its useful life (not to be less than ten (10) years) with a reasonable salvage value on a straight line basis of the cost of any equipment or capital improvements made by Landlord after the Building was fully assessed as a completed and occupied unit and the Lease was signed, as a labor-saving measure or to accomplish other savings in operating, repairing, managing, or maintaining of the Building or Land, but only to the extent of the savings realized.

(vii)          Salaries other than salary for a building manager.

(viii)       Landlord’s personal property and Landlord’s own occupancy costs, if any, in the Building.

(c)        The portion of Expenses which are applicable to the Premises (the “Premises Expenses”) shall be determined by multiplying the Expenses by a fraction, the numerator of which is the rentable floor area of the Premises (presently assumed to be 2,120 square feet), and the denominator of which is the aggregate number of rentable floor area in the Building (presently assumed to be 21,100 square feet), unless a direct billing relating to a cost of operating the Premises not the entire Building occurs, such as with janitorial or HVAC repair and maintenance, where Tenant would have responsibility for the entire amount.

(d)       During the first lease year of the term of this Lease, the Premises Expenses shall be an amount not greater than $3.25 per square foot of rentable floor area of the Premises, which shall equal Six Thousand Eight Hundred Ninety Dollars ($6,890) annually, and Five Hundred Seventy Four Dollars and Sixteen Cents ($574.16) monthly. After the first year of the term of this Lease Tenant shall pay actual Premises Expenses as defined above in 4(a), 4(b) and 4(c).

(e)        Tenant shall pay Landlord monthly, in advance, on the first day of each calendar month during the term of this Lease, and pro rata for the fraction of any month, the sum estimated by Landlord to be one-twelfth (1/12th) of Tenant’s share of all Premises Expenses. If at any time and from time to time it is determined by Landlord that Tenant’s estimated payments will be insufficient to pay Tenant’s share of such Premises Expenses, the Landlord shall have the right to adjust the amount of Tenant’s estimated payments upon thirty (30) days prior written notice, and Tenant agrees to thereafter pay the adjusted estimated payment on a monthly basis.

(f)         Within ninety (90) days after the end of each calendar year, Landlord shall deliver to Tenant (i) a written itemization of Expenses for the prior Lease year and (ii) an estimate of the then current Lease year’s Expenses and Tenant’s share of the Premises Expenses. An adjustment shall be made between the aggregate total of Tenant’s share of estimated Premises Expenses actually paid by Tenant during the prior Lease year, and Tenant’s share of Premises Expenses actually incurred during the prior Lease year, so that Landlord shall reimburse Tenant for any excess paid by Tenant, and Tenant shall pay any deficiency to Landlord within ten (10) days of demand. If Tenant disagrees with the accuracy of the Expenses as set forth in Landlord’s itemization statement, Tenant shall give written notice to Landlord to that effect, but shall nevertheless make payment in accordance with the terms of this Paragraph.

(g)        Landlord shall permit Tenant to inspect its records with respect to the Expenses at a mutually convenient time and place. Any information obtained by Tenant pursuant to the provisions of this Paragraph shall be treated as confidential, except in any litigation between the parties.

(h)       If due to a change in the laws presently governing taxation, any franchise tax or tax on income, profit, rentals or occupancies from or of the Premises shall be levied or imposed against the Landlord in lieu of any tax or assessment that would otherwise constitute a real estate tax, such franchise, income, profit tax or tax on rentals shall be deemed to be a real estate tax and included as part of the Expenses.

5.                  USE.   The Premises shall be used only for the purpose of operating a general business office. Tenant will not use, and will not permit the use of, the Premises for any purpose which is unlawful or in violation of any statute, ordinance, rule, regulation or restriction governing the use of the Premises.

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6. SERVICES AND FACILITIES. The following services and facilities shall be supplied by Landlord to Tenant in connection with Tenant’s use of the Premises, in common (where applicable) with other tenants of the Building:

(a)        Landlord shall furnish heat and air conditioning equipment and facilities.

(b)        Landlord shall supply the Premises with electric service for heating, air conditioning, lighting and power to operate customary business machines, computers and equipment. Landlord shall install meters for measuring Tenant’s electric usage and shall pay the utility company directly for such building equipment used to furnish heat, air conditioning, lighting and power to the Premises. Tenant shall reimburse Landlord for its prorated share of electrical usage.

(c)      Landlord shall furnish a sign containing a reference to the Building and listing the names of the Building tenants.

(d)      Landlord shall have no responsibility or liability to Tenant, nor shall there be any abatement in rent for any failure to supply any services or facilities as provided herein during such period as Landlord deems advisable or necessary in order to make repairs, alterations or improvements or because of labor disturbances, strikes, accidents or any other causes beyond Landlord’s control. Notwithstanding anything to the contrary set forth in this Lease, in the event electric or HVAC service is interrupted for five (5) consecutive business days, all rent and additional rent shall abate on a day-by-day basis hereunder until such services and utilities are restored.

(e)      If the work performed in the Premises exceeds the Build Standard work Allowance, Tenant agrees to pay for same promptly.

(f)        Landlord shall provide parking lot snow removal, lawncare and landscaping, trash removal and janitorial services.

7. AFFIRMATIVE COVENANTS OF TENANT. Tenant covenants and agrees that it will without demand:

(a)        Comply with all requirements of any governmental authorities which apply to Tenant’s use of the Premises;

(b)      Comply with the reasonable rules and regulations from time to time made by Landlord for the safety, care, upkeep and cleanliness of the Premises, the Building and the Land. Tenant agrees that such rules and regulations shall, when written notice thereof is given to Tenant, form a part of this Lease;

(c)        Keep the Premises in good order and condition, excepting only ordinary wear and tear and damage by accidental fire or other casualty;

(d)      Peaceably deliver up and surrender possession of the Premises to Landlord at the expiration or sooner termination of this Lease, in the Same condition in which Tenant has agreed to keep the Premises during the term of this Lease, and promptly deliver to Landlord at its office all keys for the Premises;

(e)        Give to Landlord prompt written notice of any accident, fire or damage occurring on or to the Premises within twenty-four (24) hours of occurrence thereof;

(f)        Give to Landlord a copy of any written notice concerning the Premises within twenty-four (24) hours of Tenant’s receipt thereof; and

(g)        To the extent reasonably possible, cause its

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employees and visitors to park their cars only in those portions of the parking area as may be designated for that purpose by Landlord, and not use or permit the use of any more designated parking spaces in the parking area than are permitted in Paragraph 1 herein.

(h)            Promptly upon request of Landlord’s Lender, deliver to Landlord’s lender copies of Tenant’s annual financial statements for the past two (2) years.

8.                  NEGATIVE COVENANTS OF TENANT. Tenant covenants and agrees that it will do none of the following without the prior written consent of Landlord, such consent not to be unreasonably withheld or delayed:

(a)            Place or allow to be placed any sign, projection or device upon the Premises or on the inside or outside of the Building, which is visible from the exterior of the Premises;

(b)            Make any alterations, improvements or additions to the Premises without consent of Landlord.  All alterations, improvements, additions or fixtures, whether installed before or after the execution of this Lease, shall remain upon the Premises at the expiration or sooner termination of this Lease and become the property of Landlord, Landlord should have the right to cause Tenant to remove improvements beyond fit-up at termination of Lease, unless Landlord, at the time of its approval of same, shall have given written notice to Tenant to remove the same, in which event Tenant shall remove such alterations, improvements and additions or fixtures, and restore the Premises to the same good order and condition in which they were upon initial occupancy, reasonable wear and tear and damage by casualty excepted; and

(c)             Do or suffer to be cone any act objectionable to any insurance company whereby the insurance or any other insurance now in force or hereafter placed on the Premises or the Building shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of signing of this Lease. In case of a breach of this covenant (in addition to all other remedies herein given to Landlord) Tenant agrees to pay Landlord as additional rent any and all increases of premiums on insurance reasonably carried by Landlord on the Premises or the Building caused in any way by the use or occupancy of the Premises by the Tenant.

9.                  LANDLORD’S RIGHT TO ENTER. Tenant shall permit, after written notice except in cases of emergency, Landlord, Landlord’s agents, servants, employees, and prospective buyers or any other persons authorized by Landlord, to inspect the Premises at any reasonable time, and to enter the Premises for the Purposes of cleaning and, if Landlord shall so elect, for making reasonable alterations, improvements or repairs to the Building, for any reasonable purpose in connection with the operation and maintenance of the Building, and, during the last six (6) months of the term of this Lease, for the purpose of exhibiting the same for sale or lease.

10.           RELEASE OF LANDLORD. Tenant shall be responsible for and hereby relieves Landlord from any and all liability by reason of any injury, loss, damage, to any person or property in the Premises, whether the same be due to fire, breakage, leakage, water flow, gas, use, misuse, or defects therein, or condition anywhere in the Premises, failure of water supply or light or power or electricity, wind, lightning, storm, or any other cause whatsoever, whether the loss, injury or damage be to the person or property of Tenant or any other persons, unless such loss, injury or damage is caused by the negligence or willful misconduct of Landlord, its agents or employees.

11.         ASSIGNMENT AND SUBLETTING. Except as otherwise provided in the immediately following sentence, Tenant shall not assign, mortgage or pledge this Lease, or sublet the Premises or any part thereof, or permit any other person or occupy the Premises or any part thereof, without the prior written consent of Landlord, such consent not to be unreasonably withheld or delayed. Such prior consent shall not be required of Tenant makes an assignment or sublease to a subsidiary or affiliate or other corporation or partnership which is controlled by Tenant or Tenant’s principals, provided that prior to taking possession of any part of the Premises, such assignee or sublessee shall sign an assumption agreement in form satisfactory to Landlord, whereby such assignee or sublessee agrees to be bound by the terms and conditions of this Lease. Any such assignment or subletting, even with the consent of Landlord, shall not release Tenant from liability for payment of rent or any other charges hereunder or from any of the other obligations under this Lease, and any additional consideration resulting from an assignment or subletting requiring Landlord’s prior consent in excess of the rent specified herein shall be additional rent hereunder due and payable to Landlord. The acceptance of rent from any other obligations under this Lease, and any additional consideration resulting from an assignment or subletting requiring Landlord prior consent in excess of the rent specified herein shall be additional rent hereunder due and payable to Landlord. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to an assignment or subletting. Upon any assignment of this Lease or subletting of the Premises, a change in any respect of the use of the Premises from the use actually employed by the original Tenant shall require the prior written consent of Landlord.

12.         ENVIRONMENTAL COMPLIANCE. Tenant shall not cause or permit any hazardous substance, material or waste (as defined in any applicable environmental law, rule or regulation) to be brought upon or used in or about the Premises. Tenant shall cause the Premises to be used in compliance with all applicable environmental laws, rules and regulations. Any failure of Tenant to comply with the covenants contained in this paragraph shall be covered by the indemnification provisions of Paragraph 14 herein and shall be subject to all other rights and remedies available to Landlord.

13.         INDEMNIFICATION.

(a)   Tenant agrees to indemnify Landlord against loss and save Landlord harmless from and against (a) any breach or default in the performance of any covenant or agreement to be performed by Tenant under the terms of this Lease, (b) any and all claims arising from anything done in or about The Premises during the term of this Lease by Tenant or any or its agents, contractors, servants, employees, invitees or license, (c) any act or negligence of Tenant or any of its agents, contractors, servants, employees, invitees or licensees, including any accident, injury or damage whatsoever caused to any person, in or about the Premises. and (d) all costs, reasonable counsel fees, expenses and liabilities incurred in connection with any such claim for which indemnification has been provided under this paragraph. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall provide Landlord with counsel to defend such action or proceeding. Tenant shall, within ten (10) days following notice to it of any claim of a third party relating to tenant’s use or occupancy of the Premises or to the performance or non-performance by tenant of its obligations under this Lease, give written notice to the Landlord of such claim. The provisions of this paragraph shall survive the expiration or termination of this lease.

(b)   Landlord agrees to indemnify Tenant against loss and save Tenant harmless from and against (i) any breach or default in the performance of any covenant or agreement to be performed by Landlord under the terms of this Lease, (ii) any claims arising from anything done on or about the Land (other than the Premises) during the term of this Lease by Landlord or any of its agents, contractors, servants, employees, invitees or licensees, (iii) any act or negligence of Landlord or any of its agents, contractors, servants, employees, invitees or licensees, including any accident, injury or damage whatsoever caused to any person in or about the Land (other than the Premises), and (iv) all costs, reasonable counsel fees, expenses and liabilities incurred in connection with any such claim for which indemnification has been provided under this paragraph. In case any action or proceeding shall be brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall provide Tenant with counsel to defend such action or proceeding. Landlord shall, within ten (10) days following notice to it of any claim of a third party relating to the Land (other than the Premises) or the performance or non-performance by Landlord of its obligations under this Lease, give written notice to Tenant of such claim. The provisions of this paragraph shall survive the expiration or termination of this Lease.

14.          LIABILITY INSURANCE.

(a)      Tenant, at its own cost and expense, shall obtain during the term of this Lease, and any renewals or extensions thereof, comprehensive public liability insurance in companies acceptable to Landlord, naming Landlord and Tenant as the insureds, in an amount not less than One Million Dollars ($1,000,000.00), and providing for at least thirty (30) days’ prior written notice to Landlord of cancellation, nonrenewal, or modification.

(b)      Prior to its occupancy of the Premises, Tenant shall deliver to Landlord a certificate evidencing such insurance policy. At least thirty (30) days before the expirations of such policy and any renewal policies, Tenant shall deliver to Landlord certificates evidencing such renewal policies.

15.          FIRE OR OTHER CASUALTY.

(a)   If during the term of this Lease or any renewal or extension thereof, the Premises or the building is substantially destroyed or is so damaged by fire or other casualty (whether or

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not the Premises are damaged) that the same cannot be repaired or restored within one hundred twenty (120) regular working days from the date of the happening of such damage, or if such damage or casualty is not included in the risks covered by Landlord’s fire insurance with the usual extended coverage, then this Lease shall absolutely cease and terminate and the rent shall abate for the balance of the term. In such case, Tenant shall pay the rent apportioned to the date of damage and Landlord may enter upon and repossess the Premises without further notice.

(b)   If the damage caused as above renders twenty-five (25%) or more of the Premises unfit for occupancy, but such damage can be repaired or restored within one hundred twenty (120) regular working days and said damage and the cost of repairs and restoration are fully covered by the Landlord’s insurance, Landlord may exercise either of the following options:

(i)         Landlord shall have the option to restore the Premises in which event the rent shall be apportioned during the time Landlord is in possession, taking into account the proportion of the Premises rendered untenantable and the duration of Landlord’s possession.

(ii)           Landlord shall have the option to terminate this Lease by giving written notice of such termination to Tenant within thirty (30) days after said partial destruction; and upon the giving of such notice, the Lease shall expire by lapse of time after thirty (30) days and the Tenant shall vacate the Premises.

(c)   If the damage caused as above renders less than twenty-five percent (25%) of the Premises unfit for occupancy, Landlord shall repair whatever portion of the Premises that may have been damaged by fire or other casualty insured as aforesaid, and the rent shall be apportioned as set forth in subparagraph (b) (i) above.

(d)   In the event Landlord elects to restore the Premises as set forth in this paragraph 15, and fails to complete such restoration within one hundred and twenty (120) days from the date of the happening of such damage, Tenant shall have the right, upon thirty (30) days prior notice to Landlord, to terminate this Lease. Should Landlord complete said restoration prior to said termination date, termination shall be null and void.

16.         WAIVER OF SUBROGATION. Landlord and Tenant shall each endeavor to procure an appropriate clause in, or endorsement on, any fire and extended coverage insurance covering the Premises and buildings and personal property, fixtures, and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery. Each party hereto hereby agrees that it will no make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other hazards covered by such fire and extended coverage insurance except as expressly provided in this Lease; provided, however, that the release, discharge, exoneration, and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clauses and/or endorsements consenting to a waiver of right of recovery and shall be coextensive therewith.

17.         NO IMPLIED EVICTION. Notwithstanding any inference to the contrary herein contained, it is understood that, the exercise by

Landlord of any of its rights hereunder shall never be deemed an eviction (constructive or otherwise) of Tenant, of a disturbance of its use of the Premises, and shall in no event render Landlord liable to tenant or any other person, so long as such exercise of rights is in accordance with the foregoing terms and conditions.

18.         CONDEMNATION. If the whole of the Premises shall be acquired or condemned by eminent domain, then the term of this Lease shall cease and terminate sixty (60) days prior to the date on which possession of the Premises is required to be surrendered to the condemning authority. All rent shall be paid up to the date of termination. A partial condemnation shall not be cause for termination of this Lease, but rent shall be abated to an equitable amount. Tenant hereby expressly waives any right or claim to any part of an condemnation award or damages and hereby assigns to Landlord any such right or claim to which Tenant might become entitled.

19.         LANDLORD’S RIGHT TO PAY TENANT EXPENSES. If Tenant shall ar any time fail to pay any utility or other charges or to take our, pay for, maintain or deliver any of the insurance policies provided for herein, or shall fail to make any other payment or perform any under this Lease, then without waiving, or releasing Tenant from, any obligations of Tenant contained in this Lease, Landlord may, upon ten (10) days prior written notice to Tenant (except in the event of an emergency) but shall not be obligated to pay any such charge, effect any such insurance coverage and pay premiums manner and to such extent as shall be necessary. In exercising any such rights, Landlord may pay necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorney’s fee. All sums so paid by Landlord and all necessary and incidental costs and expenses in connection with the performance of any such act by Landlord, together with interest thereon at the rate of nine percent (9%) per annum from the date of the making of such expenditure by Landlord, shall be deemed additional rent hereunder and, except as otherwise expressly provided in this Lease, shall be payable to Landlord after five (5) days’ written notice thereof. Tenant covenants to pay any such sum or sums with interest as aforesaid and Landlord shall have (in addition to any other right or remedy of the Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case if default by Tenant in the payment of rent.

20.         EVENTS OF DEFAULT. The occurrence of each of the following events shall be an “Event of Default” hereunder:

(a)      Tenant does not pay in full when due any installment of rent, additional rent, or any other charges, expenses or costs herein agreed to be paid by Tenant for a period of five (5) days after receipt of notice that same has not been paid when due; provided that in the event Tenant shall have received three (3) such written notices within any period of twelve (12) consecutive months, then during the remainder of the twelve (12) consecutive month period after Tenant shall have received its first written notice from Landlord, Tenant shall thereafter be in default hereunder whenever Tenant shall fail to pay any sum owing under this Lease when due, without the necessity of sending any written notice on nonpayment;

(b)      Tenant violates or fails to perform or comply with any other term, covenant, condition, or agreement herein contained

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and fails to cure such default within thirty (30) days of receipt of notice thereof from Landlord, provided, however, if such default cannot be cured with reasonable diligence within such thirty (30) day period, the time for cure of same shall be deemed extended for such additional time as is reasonably necessary to cure same with due diligence.

(c)      Tenant vacates the Premises;

(d)      Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking any reorganization, arrangement, recapitalization, readjustment, liquidation or dissolution or similar relief under any present or future bankruptcy laws of the United States or any other country or political subdivision thereof, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of all or any substantial part of Tenant’s properties, or shall make an assignment for the benefit of creditors, or shall admit in writing Tenant’s inability to pay Tenant’s debts generally as they become due; or

(e)      If an involuntary petition in bankruptcy shall be filed against Tenant seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future bankruptcy laws of the United States or any other state or political subdivision thereof, and if within ninety (90) days after the commencement of any such proceeding against Tenant, such proceedings shall not have been dismissed, or if, within ninety (90) days after the appointment, without the consent or acquiescence of Tenant, or any trustee, receiver or liquidator of the Tenant or of all or any substantial part of Tenant’s property, such appointment shall not have been vacated or stayed on appeal or otherwise, or if, within sixty (60) days after the expiration of any such stay, such appointment shall not have been vacated.

21.         LANDLORD’S REMEDIES.

(a)      Upon the occurrence of any Event of Default, Landlord may, at its option, terminate this Lease, whereupon the estate hereby vested in Tenant shall cease and any and all other right, title and interest of Tenant hereunder shall likewise cease without notice or lapse of time, as fully and with like effect as if the entire term of this Lease had elapsed, but Tenant shall continue to be liable to Landlord as hereinafter provided.

(b)      Upon the occurrence of any Event of Default, or at any time thereafter, Landlord, in addition to and without prejudice to any other rights and remedies Landlord shall have at law or in equity, shall have the right to re-enter the Premises, and recover possession thereof and dispossess any or all occupants of the Premises in the manner prescribed by the statute relating to summary proceedings, or similar statutes, but Tenant in such case shall remain liable to Landlord as hereinafter provided.

(c)      In case of any Event of Default, re-entry, expiration and/or dispossession by summary proceedings, whether or not this Lease shall have been terminated as aforesaid:

(i)         All delinquent rent and additional rent shall become payable thereupon and be paid up to the time of such re-entry, expiration and/or dispossession;

(ii)           Landlord shall have the right, but not the obligation, to relet the Premises or any part or parts thereof for the account of Tenant, either in the name of Landlord or otherwise,

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for a term or terms which may, at Landlord’s option, be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and to grant reasonable concessions for rent, costs, brokerage fees and attorneys’ fees;

(iii)                     Tenant shall reimburse Landlord for any expenses that Landlord may incur in connection with recovering possession of the Premises and any reletting thereof, such as court costs, attorneys’ fees, brokerage fees, and the costs of advertising and the costs of any alteration, repairs, replacements and/or decorations in or to the Premises as Landlord, in Landlord’s sole judgment, considers advisable and necessary for the purpose of such reletting of the Premises; and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid; and

(iv)                    Tenant or the legal representatives of Tenant, at Landlord’s options, shall pay Landlord, either (1) in monthly installments, the difference between the rent and the additional rent reserved hereunder and the rent, if any, received by Landlord pursuant to any reletting, or (2) liquidated damages and not a penalty in an amount equal to the rent which should have become due during the remainder of the term of this Lease and an estimate of the additional rent which would have become due during the remainder of the term of this Lease (calculated by using the additional rent paid by Tenant for the immediately preceding Lease year), reduced to present value at the rate of nine (9%) percent per annum.

(d)                            If Tenant defaults (after the expiration of applicable notice and/or cure periods) on any payment of additional rent required to be make by it under this Lease, or fails (after the expiration of applicable notice and/or cure periods) to furnish evidence of such payments at the times in this Lease required, Landlord may make such payment for Tenant without notice. If Tenant defaults (after the expiration of applicable notice and/or cure periods) in the performance or observance of any non-monetary term, covenant or condition to be performed or observed by it under this Lease, Landlord may take action to rectify such non-monetary default on Tenant’s behalf. Landlord may rectify such default (after the expiration of applicable notice and/or cure periods) on Tenant’s behalf immediately and without such notice of immediate action is reasonably believed to be required in order to avoid injury or damage to other persons or property (including Landlord’s property). Landlord may enter the Premises to rectify such defaults. All money advanced and expenses incurred by Landlord in rectifying any defaults (after the expiration of applicable notice and/or cure periods) (including Landlord’s attorneys’ fees) together with interest thereon at 9% per annum from the date advanced until the date paid by Tenant, shall be repaid by Tenant to Landlord on demand.

(e)                             In the event Tenant commits a default, or suffers a default to exist, Tenant shall reimburse Landlord for Landlord’s reasonable attorneys’ fees incurred by Landlord in the enforcement of this Lease, within fifteen (15) days after written demand.

(f)                              Landlord shall use commercially reasonable efforts to mitigate its damages.

22.                               RIGHT OF ASSIGNEE OF LANDLORD. The right to enforce all of the provisions of this Lease may be exercised by any assignee of the Landlord’s right, title and interest in this Lease in its, his,

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her or their own name, and Tenant hereby expressly waives the requirements of any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

23.                               REMEDIES CUMULATIVE. All remedies given to Landlord herein and all rights and remedies given to Landlord by law and equity shall be cumulative and concurrent. No termination of this Lease, or taking or recovering of possession of the Premises, or entry of any judgment either for possession or for any money claimed to be due Landlord, shall deprive Landlord of any other action against Tenant for possession, or for any money due Landlord hereunder, or for damages hereunder. The exercise of or failure to exercise any remedy shall not bar or delay the exercise of any other remedy.

24.                               TENANT’S WAIVERS.

(a)                            If proceedings shall be commenced by Landlord to recover possession of the Premises, either at the end of the term hereof or by reason of an Event of Default or otherwise, Tenant expressly waives all rights to notice in excess of five days required by any Act of Assembly, including the Act of April 6, 1951, P.L. 69, Art. V, Sec. 501 and agrees that in either or any such case five (5) days’ notice shall be sufficient. Without limitation of or by the foregoing, Tenant hereby waives any and all demands, notices of intention, and notice of action or proceedings which may be required by law to be given or taken prior to any entry or re-entry by summary proceedings, ejectment or otherwise, by Landlord, except as hereinbefore expressly provided with respect to five (5) days’ notice.

(b)                            Any notice to quit required by law previous to proceedings to recover possession of the Premises or any notice of demand for rent on the day when such is due and the benefit of all laws granting stay of execution, appeal, inquisition and exemption are hereby waived by Tenant; provided, however, that nothing in this paragraph shall be construed as a waiver of any notice specifically mentioned or required by any other part of this Lease.

(c)                             In the event of a termination of this Lease prior to the date of expiration herein originally fixed, Tenant hereby waives all right to recover or regain possession of the Premises, to save forfeiture by payment of rent due or by other performance of the conditions, terms or provisions hereof, and, without limitation of or by the foregoing, Tenant waives all right to reinstate or redeem this Lease notwithstanding any provisions of any statute, law or decision now or hereafter in force or effect and Tenant waives all right to any second or further trial in summary proceedings, ejectment or in any other action provided by any statute or decision now or hereafter in force or effect.

25.                               ATTORNMENT. In the event of the sale or assignment of Landlord’s interest in the Building or in the event of exercise of the power of sale under any mortgage made by Landlord covering the Building, Tenant shall attorn to the purchaser and recognize such purchaser as Landlord under this Lease.

26.                               SUBORDINATION. At the option of Landlord or Landlord’s lender, or both of them, this Lease and the Tenant’s interest hereunder shall be subject and subordinate at all times to any mortgage or mortgages, deed or deeds of trust, or such other security instrument or instruments, including all renewals, extensions, consolidations, assignments and refinances of the same, as well as all advances made upon the security thereof, which now or hereafter become liens upon the Landlord’s fee and/or leasehold interest in the Premises, and/or any and all of the buildings now or hereafter erected or to be erected and/or any and all of the Land, provided, however, that in such case, the holder of such other security, the trustee of such deed of trust or holder of such other security instrument shall agree that this Lease shall not be divested or in any way affected by foreclosure or other default proceedings under said mortgage, deed or trust, or other instrument or other obligations secured thereby, so long as no Event of Default occurs by Tenant under the terms of this Lease; and agrees that this Lease shall remain in full force and effect notwithstanding any such default proceedings.

27.                          EXECUTION OF DOCUMENTS. The above subordination shall be self-executing, but Tenant agrees within twenty (20) days after demand to execute such other reasonable document or documents as may be required by mortgagee, trustee under any deed of trust, or holder of a similar security interest, or any party to the types of documents enumerated herein for the purpose of subordinating this Lease in accordance with the forgoing. Additionally, Landlord agrees to execute a Landlord waiver, for furnishings and equipment only, in favor of any Lender of the Tenant or Owner of furnishings and equipment.

28.                          ESTOPPEL AGREEMENTS. Tenant shall execute an estoppel agreement in favor of any mortgagee or purchaser of Landlord’s interest herein, within ten (10) business days after requested to do so by Landlord or any such mortgagee or purchaser. Such estoppel agreement shall be in the form reasonably requested by Landlord or such mortgagee or purchaser.

29.                          NOTICES. All notices required to be given by either party to the other shall be in writing. All such notices shall be deemed to have been given upon delivery in person, or two (2) business days after depositing in the United States mail, by certified mail, return receipt requested, postage prepaid, or by delivery by telefax, facsimile or telegraph, or by Federal Express or other nationally recognized overnight delivery service, addressed to Landlord at 825 Berkshire Boulevard, Suite 203, Wyomissing, Pennsylvania 19610 and addressed to Tenant at the Premises or to such other address which either party may hereafter designate in writing by notice given in a like manner.

30.                          BINDING EFFECT. All rights and liabilities herein given to, or imposed upon the respective parties hereto, shall extend to and bind the several and respective heirs, executors, administrators, successors and permitted assigns of said parties.

31.                          SURVIVAL OF VALID TERMS. If any provision of the Lease shall be invalid or unenforceable, the remainder of the provisions of this Lease shall not be affected thereby and each and every provision of this Lease shall be enforceable to the fullest extent permitted by law.

32.                          ENTIRE AGREEMENT. This Lease and any exhibit, rider or addendum that may be attached hereto set forth all the promises, agreements, conditions and understandings, between Landlord and

14

Tenant relative to the Premises, and there are no promises, agreements, conditions or understandings either oral or written between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

33.                          PROHIBITION AGAINST RECORDING. This Lease shall not be recorded and any attempted recording of this Lease shall constitute an Event of Default hereunder.

34.                          INTERPRETATION. As used in this Lease and when required by context, each number (singular or plural) shall include all numbers, and each gender shall include all genders. Time is and shall be of essence of each term and provision of this Lease. The term “person” as used herein means person, firm, association or corporation, as the case may be. If Tenant is more than one person, all agreements, conditions, obligations, covenants, warrants of attorney, waivers and releases made by Tenant shall be joint and several, and shall bind and affect all persons who are defined as “Tenant” herein.

35.                          LIABILITY OF LANDLORD. The term “Landlord” as used herein means the fee owner of the Premises from time to time. In the event of the voluntary or involuntary transfer of such ownership to a successor-in-interest of the Landlord, the Landlord shall be automatically discharged and relieved of and from all liability and obligations hereunder which shall thereafter accrue, and Tenant shall look solely to such successor-in-interest for the performance and obligations of the Landlord hereunder which shall thereafter accrue. The liability of Landlord and its successors-in-interest under or with respect to this Lease shall be strictly limited to and enforceable solely out of its or their interest in the Premises and shall not be enforceable out of any other assets.

36.                          CAPTIONS AND HEADINGS. The captions and headings of the paragraphs contained herein are for convenience of reference only and in no way defining, limit, describe, modify or amplify the interpretation, construction or meaning of any provisions of or the scope or intent of this Lease nor in any way affect this Lease. All Exhibits are an integral part of this Lease and are attached hereto.

37.                          QUIET ENJOYMENT. Upon Tenant’s compliance with the provisions of this Lease, including the payment of all rent and additional rent hereunder, Tenant shall peaceably hold and enjoy the Premises during the term hereof without hinderance or interruption by Landlord or any person claiming under Landlord.

38.                          DISCLAIMER. The obligations under this Lease are the obligations of the Lessee personally and not that of any company with which Lessee may be affiliated. Lessor agrees that this Agreement is solely between itself and the Lessee personally and Lessor hereby waives any claims, rights of action, or liabilities whatsoever against any companies with which Lessee may be affiliated which may arise out of this Lease.

39.                          TERMINATION BY LANDLORD. Landlord shall have an option to terminate this Lease at any time upon exercise by Marathon Business

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Systems of its option to expand into Premises. Landlord shall require Peter Carlino Company to vacate its offices in part or whole prior to exercising this option with Tenant.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound to the terms of this Lease, have caused this Lease to be executed the day and year first above written.

WYOMISSING PROFESSIONAL CENTER, III, LIMITED PARTNERSHIP, a Pennsylvania limited partnership, by its General Partner:

WYOMISSING PROFESSIONAL CENTER, III, INC.

By:	/s/ Stephen J. Najarian
Vice President

Attest:
(Asst.) Secretary

“Landlord”

PENN NATIONAL GAMING, INC.

By:	/s/ Peter M. Carlino
~~Vice President~~

Attest:	Robert S. Ippolito
Secretary (or Asst. Secretary)

“Tenant”

1

FIRST AMENDMENT TO COMMERCIAL LEASE AGREEMENT

THIS FIRST AMENDMENT TO COMMERCIAL LEASE AGREEMENT (the “First Amendment”), made the 15th day of April, 1997, by and between WYOMISSING PROFESSIONAL CENTER III, LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the “Landlord”), having an address at 825 Berkshire Boulevard, Suite 203, Wyomissing, PA 19610, and PENN NATIONAL GAMING, INC. (the “Tenant”), having an address at 825 Berkshire Boulevard, Wyomissing, Pennsylvania 19610.

BACKGROUND

On or about April 1, 1995, Tenant and Wyomissing Professional Center III, Limited Partnership (“Landlord”) entered into a Lease Agreement (the “Lease”) pertaining to 2,120 square feet of rentable area in the building constructed at 825 Berkshire Boulevard, Wyomissing, Pennsylvania. This Amendment will adjust area of the Premises.

NOW, THEREFORE, in consideration of the foregoing Background, and each party intending to be legally bound hereby, Landlord and Tenant covenant and agree as follows:

AGREEMENT

1.                                      Paragraph 1 of the Lease is amended to read as follows:

1.  PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord 2,644 square feet of rentable floor area (the “Premises”) in the building identified as in Exhibit “A” of this First Amendment and made a part hereof. The Premises are on the second floor of a building having an address of 825 Berkshire Boulevard, Wyomissing, Pennsylvania 19610 (the “Building”), located on a parcel of land containing approximately 11 acres (the “Land”). In connection with its use of the Premises, Tenant shall have the right to use for its employees twelve undesignated and two designated parking spaces in the parking area adjacent to the Building and such other undesignated parking spaces as may be reasonably required for the conduct of its business.

All other references to the area of the Premises in the Lease are hereby amended to mean the square footage figures as stated hereinabove.

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3.                                 Effective October 1, 1996, Paragraph 3(a) of the Lease shall be amended to read as follows:

(b)  During the remainder of the second year of the term of this Lease, Tenant shall pay Landlord annual minimum rent in the amount of Twenty Nine Thousand Nine Hundred Fifty Six Dollars and Fifty Two Cents ($29,956.52), payable in twelve (12) equal monthly installments of Two Thousand Four Hundred Ninety Six Dollars and Thirty Seven Cents ($2,496.37). Such annual minimum rent is calculated on the basis of $11.33 per square foot of the rentable floor area of the Premises. Each lease year thereafter during the term of this Lease, the annual minimum rent shall be increased by three percent (3%) over the prior year’s annual minimum rent

4.                                 Effective October 1, 1996, Paragraph 4(c) of the Lease shall be amended to read as follows:

The portion of Expenses which are applicable to the Premises (the “Premises Expenses”) shall be determined by multiplying the Expenses by a fraction, the numerator of which is the rentable floor area of the Premises (presently assumed to be 2,644 square feet), and the denominator of which is the aggregate number of rentable floor area in the Building (presently assumed to be 21,100 square feet), except that Tenant specific Expenses, including janitorial services, shall be allocated directly to each tenant in the building.

5.                                 Effective October 1, 1996, Paragraph 4(d) of the Lease shall be amended to read as follows:

Tenant agrees to pay Landlord as additional rent hereunder all Premises Expenses incurred during the term of this Lease. Tenant shall pay $3.25 per square foot of rentable floor area for Premises Expenses. This amount shall equal Eight Thousand Five Hundred Ninety Three Dollars ($8,593.00) each year payable in twelve (12) equal monthly installments of Seven Hundred Sixteen Dollars and Eight Cents ($716.08) each. After the first year of the term of this Lease Tenant shall pay actual Premises Expenses as defined above in 4(a), 4(b) and 4(c).

6.                                 The Tenant shall pay to Landlord, as billed, an amount of Twenty Five Thousand Four Hundred Sixty Seven Dollars and Fifty One Cents ($25,467.51) based on the attached costs for additional interior improvements.

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7.                                 Except as hereby amended, the Lease is hereby ratified and confirmed.

8.                                 This First Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be duly executed by their authorized officers the day and year first above written.

WYOMISSING PROFESSIONAL CENTER III, LIMITED PARTNERSHIP, a Pennsylvania limited partnership by its General Partner:

WYOMISSING PROFESSIONAL CENTER III, INC.

By:	/s/ Stephen J. Najarian
Vice President

Attest:	Stephen J. Najarian
Asst. Secretary
“Landlord”

PENN NATIONAL GAMING, INC.

By:	/s/ William J. Bork
President

Attest:	/s/ Robert S. Ippolito
Secretary
“Tenant”

SECOND AMENDMENT TO COMMERCIAL LEASE AGREEMENT

THIS SECOND AMENDMENT TO COMMERCIAL LEASE AGREEMENT (the “SECOND AMENDMENT”), made the 30 day of October, 1997, by and between WYOMISSING PROFESSIONAL CENTER III, LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the “Landlord”), having an address at 825 Berkshire Boulevard, Suite 203, Wyomissing, PA 19610, and PENN NATIONAL GAMING, INC. (the “Tenant”), having an address at 825 Berkshire Boulevard, Wyomissing, Pennsylvania 19610.

BACKGROUND

On or about April 1, 1995, Tenant and Wyomissing Professional Center III, Limited Partnership (“Landlord”) entered into a Lease Agreement (the “Lease”) pertaining to 2,120 square feet of rentable area in the building constructed at 825 Berkshire Boulevard, Wyomissing, Pennsylvania. On or about April 15, 1997 Tenant and Landlord entered into a First Amendment which increased the rentable square feet to 2,644. This Second Amendment shall increase the rentable and usable square footage.

NOW, THEREFORE, in consideration of the foregoing Background, and each party intending to be legally bound hereby, Landlord and Tenant covenant and agree as follows:

AGREEMENT

1.                                      Paragraph 1 of the Lease is amended to read as follows:

1.  PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord 6,183 square feet of rentable floor area (the “Premises”) in the building identified as in Exhibit “A” of this Second Amendment and made a part hereof. The Premises are on the second floor of a building having an address of 825 Berkshire Boulevard, Wyomissing, Pennsylvania 19610 (the “Building”), located on a parcel of land containing approximately 11 acres (the “Land”). In connection with its use of the Premises, Tenant shall have the right to use for its employees twenty five (25) undesignated and two designated parking spaces in the parking area adjacent to the Building and such other undesignated parking spaces as may be reasonably required for the conduct of its business.

All other references to the area of the Premises in the Lease are hereby amended to mean the square footage figures as stated hereinabove.

1

2.                                 Paragraph 2 of the Lease is amended to read as follows:

2.  TERM. (a) The term of the Lease shall be ten (10) years, commencing on April 1, 1995.

All other references to the term of the Lease are hereby amended.

3.                                 Effective October 1, 1997, Paragraph 3(a) of the Lease shall be amended to read as follows:

(b) During the remainder of the third year of the term of this Lease, Tenant shall pay Landlord equal monthly installments of Five Thousand Nine Hundred Twenty Five Dollars and Thirty Seven Cents ($5,925.37). Such rent is calculated on the basis of $11.50 per square foot of the rentable floor area of the Premises, which is calculated at 6,183 rentable square feet. Each lease year thereafter during the term of this Lease, the annual minimum rent shall be increased by three percent (3%) over the prior year’s annual minimum rent.

4.                                 Effective October 1, 1997, Paragraph 4(c) of the Lease shall be amended to read as follows:

The portion of Expenses which are applicable to the Premises (the “Premises Expenses”) shall be determined by multiplying the Expenses by a fraction, the numerator of which is the rentable floor area of the Premises (presently assumed to be 6,183 rentable square feet), and the denominator of which is the aggregate number of rentable floor area in the Building (presently assumed to be 21,100 square feet), except that Tenant specific Expenses, including janitorial services, shall be allocated directly to each tenant in the building.

5.                                 Effective October 1, 1997, Paragraph 4(d) of the Lease shall be amended to read as follows:

Tenant agrees to pay Landlord as additional rent hereunder all Premises Expenses incurred during the term of this Lease. Tenant shall pay $4.00 per square foot of rentable floor area for Premises Expenses. This amount shall be paid in equal monthly installments of Two Thousand Sixty One Dollars ($2,061) each. After the first year of the term of this Lease Tenant shall pay actual Premises Expenses as defined above in 4(a), 4(b) and 4(c).

6.                                 The Tenant shall pay to Landlord, as billed, an amount of Ninety Thousand Fifty Two Dollars and Thirty Cents ($90,052.30), based on the attached costs for additional interior improvements.

7.                                 Except as hereby amended, the Lease is hereby ratified and confirmed.

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8.                                      This Second Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Second Amendment to be duly executed by their authorized officers the day and year first above written.

WYOMISSING PROFESSIONAL CENTER III, LIMITED PARTNERSHIP, a Pennsylvania limited partnership by its General Partner:

WYOMISSING PROFESSIONAL CENTER III, INC.

By:	/s/ Stephen J. Najarian
Vice President

Attest:	Stephen J. Najarian
Secretary
“Landlord”

PENN NATIONAL GAMING, INC.

By:	/s/ William J. Bork
President

Attest:	Robert S. Ippolito
Secretary
“Tenant”

THIRD AMENDMENT TO COMMERCIAL LEASE AGREEMENT

THIS THIRD AMENDMENT TO COMMERCIAL LEASE AGREEMENT (the “THIRD AMENDMENT”), made the 23 day of April, 1998, by and between WYOMISSING PROFESSIONAL CENTER III, LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the “Landlord”), having an address at 825 Berkshire Boulevard, Suite 203, Wyomissing, PA 19610, and PENN NATIONAL GAMING, INC. (the “Tenant”), having an address at 825 Berkshire Boulevard, Wyomissing, Pennsylvania 19610.

BACKGROUND

On or about April 1, 1995, Tenant and Wyomissing Professional Center III, Limited Partnership (“Landlord”) entered into a Lease Agreement (the “Lease”) pertaining to 2,120 square feet of rentable area in the building constructed at 825 Berkshire Boulevard, Wyomissing, Pennsylvania. On or about April 15, 1997 Tenant and Landlord entered into a First Amendment which increased the rentable square feet to 2,644. On or about October 30, 1997 Tenant and Landlord entered into a Second Amendment which increased the rentable square feet to 6,183. This THIRD Amendment shall decrease the rentable square footage.

NOW, THEREFORE, in consideration of the foregoing Background, and each party intending to be legally bound hereby, Landlord and Tenant covenant and agree as follows:

AGREEMENT

1.                                      Paragraph 1 of the Lease is amended to read as follows:

1.  PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord 5,974 square feet of rentable floor area (the “Premises”) in the building identified as in Exhibit “A” of this THIRD Amendment and made a part hereof. The Premises are on the second floor of a building having an address of 825 Berkshire Boulevard, Wyomissing, Pennsylvania 19610 (the “Building”), located on a parcel of land containing approximately 11 acres (the “Land”). In connection with its use of the Premises, Tenant shall have the right to use for its employees twenty five (25) undesignated and two designated parking spaces in the parking area adjacent to the Building and such other undesignated parking spaces as may be reasonably required for the conduct of its business.

All other references to the area of the Premises in the Lease are hereby amended to mean the square footage figures as stated hereinabove.

2.                                      Effective February 1, 1998, Paragraph 3(a) of the Lease shall be amended to read as follows:

(b) During the remainder of the third year of the term of this Lease, Tenant shall pay Landlord equal monthly installments of Five Thousand Seven Hundred Twenty Five Dollars and Eight Cents ($5,725.08). Such rent is calculated on the basis of $11.50 per square foot of the rentable floor area of the Premises, which is calculated at 5,974 rentable square feet. Each lease year thereafter during the term of this Lease, the annual minimum rent shall be increased by three percent (3%) over the prior year’s annual minimum rent.

3.                                      Effective February 1, 1998, Paragraph 4(c) of the Lease shall be amended to read as follows:

The portion of Expenses which are applicable to the Premises (the “Premises Expenses”) shall be determined by multiplying the Expenses by a fraction, the numerator of which is the rentable floor area of the Premises (presently assumed to be 5,974 rentable square feet), and the denominator of which is the aggregate number of rentable floor area in the Building (presently assumed to be 21,100 square feet), except that Tenant specific Expenses, including janitorial services, shall be allocated directly to each tenant in the building.

4.                                      Effective February 1, 1998, Paragraph 4(d) of the Lease shall be amended to read as follows:

Tenant agrees to pay Landlord as additional rent hereunder all Premises Expenses incurred during the term of this Lease. Tenant shall pay $4.00 per square foot of rentable floor area for Premises Expenses. This amount shall be paid in equal monthly installments of One Thousand Nine Hundred Ninety One Dollars and Thirty Three Cents ($1,991.33) each. After the first year of the term of this Lease Tenant shall pay actual Premises Expenses as defined above in 4(a), 4(b) and 4(c).

5.                                      Except as hereby amended, the Lease is hereby ratified and confirmed.

6.                                      This THIRD Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, Landlord and Tenant have caused this THIRD Amendment to be duly executed by their authorized officers the day and year first above written.

WYOMISSING PROFESSIONAL CENTER III, LIMITED PARTNERSHIP, a Pennsylvania limited partnership by its General Partner:

WYOMISSING PROFESSIONAL CENTER III, INC.

By:	/s/ Stephen J. Najarian
Vice President

Attest:
Secretary

“Landlord”

PENN NATIONAL GAMING, INC.

By:	/s/ William J. Bork
President

Attest:	/s/ Robert S. Ippolito
Secretary

“Tenant”

LEASE AMENDMENT

THIS LEASE AMENDMENT (the “Amendment”) made this 16th day of November, 1999, between Penn National Gaming, hereinafter, called “Tenant”, having its principal place of business at 825 Berkshire Blvd., Suite 200 and Wyomissing Professional Center III, LIMITED PARTNERSHIP hereinafter called “Landlord”, having its principal place of business at 825 Berkshire Blvd. Suite 203 Wyomissing, Pennsylvania 19610.

WITNESETH:

The Tenant and the Landlord have executed a Lease Agreement which includes Exhibits “A”, “B”, and “C”, relating to the Leased Premises located at 825 Berkshire Blvd., Suite 200, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in
consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.              Incorporation. The recitals set forth above are incorporated herein by reference.

2.              Amendment. This Amendment is an amendment to and shall be deemed an integral part of the Lease except to the extent to which the provisions of this Amendment modify the provisions of the Lease. The provisions of the Lease shall remain in full force and effect.

3.              Defined Terms. All capitalized terms used in this Amendment without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.              Leased Premises. Leased premises is changed from 5,974 square feet rentable and 5,334 square feet of usable floor area to 6,674 square feet of rentable and 5,959 square feet of usable floor area.

5.              Fixed Annual Minimum Rent: As per attached Exhibit A.

6.              Effective Date. The effective date for Tenant’s increased space and rental payments shall be September 16, 1999.

7.              Term of Lease. Term of Lease is unchanged; ten (10) years starting April 1, 1995 and ending March 31, 2005.

8.              Binding effect. This Amendment shall be binding upon, and shall inure to the benefit of, Landlord and Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment of Lease Terms to be duly executed this 16th day of November, 1999.

THIS LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:

WYOMISSING PROFESSIONAL CENTER III, LIMITED PARTNERSHIP, by its General Partner, Wyomissing Professional Center III, Inc.

By:	/s/ Stephen J. Najarian
Name: Stephen J. Najarian
Title: President

Date:

TENANT:	ATTEST:

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

FIFTH LEASE AMENDMENT

THIS LEASE AMENDMENT (the “Amendment”) made this 21 day of August, 2000, between Penn National Gaming, hereinafter, called “Tenant”, having its principal place of business at 825 Berkshire Blvd., Suite 200 and Wyomissing Professional Center III LIMITED PARTNERSHIP hereinafter called “Landlord”, having its principal place of business at 825 Berkshire Blvd. Suite 203 Wyomissing, Pennsylvania 19610.

WITNESETH:

The Tenant and the Landlord have executed a Lease Agreement which includes Exhibits “A”, “B”, and “C”, relating to the Leased Premises located at 825 Berkshire Blvd., Suite 200, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.              Incorporation. The recitals set forth above are incorporated herein by reference.

2.              Amendment. This Amendment is an amendment to and shall be deemed an integral part of the Lease except to the extent to which the provisions of this Amendment modify the provisions of the Lease. The provisions of the Lease shall remain in full force and effect.

3.              Defined Terms. All capitalized terms used in this Amendment without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.              Leased Premises. Leased premises is changed from 6,674 square feet rentable and 5,959 square feet of usable floor area to 8,245 square feet of rentable and 7,362 square feet of usable floor area.

5.              Fixed Annual Minimum Rent: As per attached Exhibit A.

6.              Effective Date. The effective date for Tenant’s increased space and rental payments shall be June 15, 2000.

7.              Term of Lease. Term of Lease is unchanged; ten (10) years starting April 1, 1995 and ending March 31, 2005.

8.              Binding effect. This Amendment shall be binding upon, and shall inure to the benefit of, Landlord and Tenant, and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment of Lease Terms to be duly executed this 21 day of August, 2000.

THIS LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE, BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:

WYOMISSING PROFESSIONAL CENTER III LIMITED PARTNERSHIP, by its General Partner, Wyomissing Professional Center III Inc.

By:	/s/ Stephen J. Najarian
Name: Stephen J. Najarian
Title: President

Date:	8/21/00

TENANT:		ATTEST:

By:	/s/ Robert S. Ippolito	By:	/s/ Susan M. Montgomery
Name:	Robert S. Ippolito	Name:	Susan M. Montgomery
Title:	Sec/Treas	Title:	Office Manager
Date:	8/21/00	Date:	8-21-00

PENN NATIONAL GAMING
Exhibit A, Rent analysis

Period Effective Date	SF	Rate/SF	Mo. Rent	Annual Rent	Amt. Owed during period
April 1, 1995	2,120	$11.00	$1,943.33	$23,320.00	$23,320.00
April 1, 1996	2,120	$11.33	$2,001.63	$24,019.60	$12,042.70
October 1, 1996	2,644	$11.33	$2,496.38	$29,956.52	$14,937.22
April 1, 1997	2,644	$11.67	$2,571.27	$30,855.22	$15,469.88
October 1, 1997	6,183	$11.50	$5,925.38	$71,104.50	$23,961.24
February 1, 1998	5,974	$11.50	$5,725.08	$68,701.00	$11,105.09
April 1, 1998	5,974	$11.85	$5,896.84	$70,762.03	$70,762.03
April 1, 1999	5,974	$12.20	$6,073.74	$72,884.89	$33,547.02
September 16, 1999	6,674	$12.20	$6,785.43	$81,425.14	$44,170.35
April 1, 2000	6,674	$12.57	$6,988.99	$83,867.89	$17,233.13
June 15, 2000	8,245	$12.57	$8,634.14	$103,609.64	$82,319.99
April 1, 2001	8,245	$12.94	$8,893.16	$106,717.93	$106,717.93
April 1, 2002	8,245	$13.33	$9,159.96	$109,919.47	$109,919.47
April 1, 2003	8,245	$13.73	$9,434.75	$113,217.05	$113,217.05
April 1, 2004	8,245	$14.14	$9,717.80	$116,613.57	$116,613.57

ANNUAL AMOUNTS

Lease year 1, 4/95-3/96	$23,320	Calendar Yr 1995	$17,490
Lease year 2, 4/96-3/97	$26,979.93	Calendar Yr 1996	$25,328.93
Lease year 3, 4/97-3/98	$50,536.21	Calendar Yr 1997	$40,692.86
Lease year 4, 4/98-3/99	$70,762.03	Calendar Yr 1998	$70,447.06
Lease year 5, 4/99-3/00	$77,717.37	Calendar Yr 1999	$74,845.08
Lease year 6, 4/00-3/01	$99,553.12	Calendar Yr 2000	$93,950.65
Lease Year 7, 4/01-3/02	$106,717.93	Calendar Yr 2001	$105,940.86
Lease Year 8, 4/02-3/03	$109,919.47	Calendar Yr 2002	$109,119.09
Lease Year 9, 4/03-3/04	$113,217.05	Calendar Yr 2003	$112,392.66
Lease Year 10, 4/04-3/05	$116,613.57	Calendar Yr 2004	$115,764.44
		Calendar Yr 2005	$29,153.39

AMENDMENT AND RESTATED LEASE AGREEMENT

THIS LEASE AMENDMENT (the “Amendment”) made this 5th day of April, 2005, between Penn National Gaming, Inc., a Pennsylvania corporation, hereinafter called “Tenant”, having its principal place of business at 825 Berkshire Blvd., Suite 200 and Wyomissing Professional Center III, Limited Partnership, a Pennsylvania limited partnership, hereinafter called “Landlord”, having its principal place of business at 825 Berkshire Blvd. Suite 203 Wyomissing, Pennsylvania 19610.

WITNESSETH:

The Tenant and the Landlord have executed a Lease Agreement which includes Exhibits “A” and “B”, and Lease Amendments, relating to Leased Premises located at 825 Berkshire Blvd., Suite 200, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.              Incorporation.  The recitals set forth above are incorporated herein by reference.

2.              Amendment.  This Amendment is an amendment to and shall be deemed an integral part of the Lease except to the extent to which the provisions of this Amendment modify the provisions of the Lease. The provisions of the Lease shall remain in full force and effect.

3.              Defined Terms.  All capitalized terms used in this Amendment without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.              Leased Premises.  The amended Leased Premises shall be restated to be 10,145 square feet of rentable and 9,058 square feet of usable floor area.

5.              Fixed Annual Minimum Rent:  The Annual Minimum Rent for the Extension Period, as defined in Section 7 below, shall be as shown on attached Schedule “A6-1”.

6.              Effective Date.  The effective date for Tenant’s increased space and rental payments shall be April 1, 2005.

7.              Term of Lease.  The Lease shall be extended for an additional period of seven (7) years beginning on April 1, 2005 and ending on March 31, 2012 (the “Extension Period”).

8.              Construction of Improvements and Reimbursement of Costs Incurred.  Tenant shall contract with Landlord’s contractor for the construction of improvements to the Leased Premises. All such work shall be bid and performed by Landlord’s contractor on an open book basis and billed at the rate of the subcontractor’s or supplier’s cost plus a total of 15% for construction management fee, overhead, and builder’s profit and be subject to the approval of a budget prior to the commencement of any work. In the first draw request submitted for the improvements, Tenant shall reimburse Landlord the amount of $123,563.69 for third-party architectural, engineering and related costs previously incurred in designing alternate space in a to-be-built adjacent attached building previously considered by Tenant.

9.              Binding effect.  This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment of Lease Terms to be duly executed this 5th day of April, 2005.

THIS LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:

Wyomissing Professional Center III, Limited Partnership, a Pennsylvania limited partnership, by its General Partner, Wyomissing Professional Center II, Inc.

By:	/s/ Stephen J. Najarian
Stephen J. Najarian, President

TENANT:

Penn National Gaming, Inc., a Pennsylvania corporation
WITNESS:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito
Name:	Susan M. Montgomery	Name:	Robert S. Ippolito
		Title:	VP/Sec/Treas

SCHEDULE “A6-1”

ANNUAL MINIMUM RENT — EXTENSION PERIOD

Square Feet (SF):	10,145
Minimum Rent per SF Yr 1:	$13.5
Annual Escalation:	3.0%

Period	Lease Year	Rentable SF	Minimum Rent per SF	Monthly Min Rent	Annual Rent (the “Annual Minimum Rent”)
4/1/05-3/31/06	11	10,145	$13.50	$11,413.13	$136,957.50
4/1/06-3/31/07	12	10,145	$13.91	$11,755.52	$141,066.23
4/1/07-3/31/08	13	10,145	$14.32	$12,108.18	$145,298.21
4/1/08-3/31/09	14	10,145	$14.75	$12,471.43	$149,657.16
4/1/09-3/31/10	15	10,145	$15.19	$12,845.57	$154,146.87
4/1/10-3/31/11	16	10,145	$15.65	$13,230.94	$158,771.28
4/1/11-3/31/12	17	10,145	$16.12	$13,627.87	$163,534.42

AMENDMENT AND RESTATED LEASE AGREEMENT

THIS LEASE AMENDMENT (the “Amendment”) made this 20 day of November, 2007, between Penn National Gaming, Inc., a Pennsylvania corporation, hereinafter called “Tenant”, having its principal place of business at 825 Berkshire Boulevard, Suite 200, Wyomissing, PA 19610 and Wyomissing Professional Center III, Limited Partnership, a Pennsylvania limited partnership, hereinafter called “Landlord”, having its principal place of business at 875 Berkshire Boulevard, Suite 102, Wyomissing, Pennsylvania 19610.

WITNESSETH:

The Tenant and the Landlord have executed a Lease Agreement dated March 31, 1995, which includes Exhibits “A” and “B”, and an Amendment and Restated Lease Agreement dated April 5, 2005 (collectively, the “Lease”), relating to Leased Premises located at 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.         Incorporation. The recitals set forth above are incorporated herein by reference.

2.         Amendment. This Amendment is an amendment to and shall be deemed an integral part of the Lease. Except to the extent to which the provisions of this Amendment modify the provisions of the Lease, the provisions of the Lease shall remain in full force and effect.

3.         Defined Terms. All capitalized terms used in this Amendment without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.         Leased Premises. Beginning on the Effective Date as defined in Section 6. below, the Leased Premises shall be increased from 10,145 square feet of rentable and 9,058 square feet of usable floor area to 20,527 square feet of rentable and 18,328 square feet of usable floor area by the addition of 10,382 square feet of rentable and 9,270 square feet of usable floor area located on the first floor of the Building (the “First Floor Area”) as described on Exhibit “Al” attached hereto.

5.         Fixed Annual Minimum Rent: Beginning on the Effective Date as defined in Section 6. below, the Annual Minimum Rent for the Leased Premises, as defined in Section 4 above, shall be as shown on attached Schedule “A5-1”.

6.         Effective Date. The effective date for Tenant’s increased space and rental payments shall be May 1, 2007 (the “Effective Date”).

7.         Term of Lease. The Term of the Lease shall include the increased Leased Premises under the terms of the Amended and Restated Lease Agreement dated April 5, 2005 that provide for a lease term ended March 31, 2012.

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8.         Construction of Improvements. Tenant shall contract with Landlord’s contractor for the demolition of existing improvements and construction of improvements to the First Floor Area per Tenant’s approved plans and specifications. All such work shall be bid and performed by Landlord’s contractor on an open book basis and billed at the rate of the subcontractor’s or supplier’s cost plus a total of 15% for construction management fee, overhead, and builder’s profit and be subject to the approval of a budget prior to the commencement of any work. The terms shall be included in an AIA101 construction agreement between the parties.

9.         Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment of Lease Terms to be duly executed this 20th day of November 2007.

THIS LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:

Wyomissing Professional Center III, Limited Partnership, a Pennsylvania limited partnership, by its General Partner, Wyomissing Professional Center III, Inc.

		By:	/s/ Peter W. Carlino
Peter W. Carlino, Vice President

TENANT:
Penn National Gaming, Inc., a Pennsylvania corporation
WITNESS:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito
Name:	Susan M. Montgomery	Name:	Robert S. Ippolito
		Title:	VP/Sec/Treas

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SCHEDULE “A5-1”

ANNUAL MINIMUM RENT

Rentable Square Feet (RSF), 1st Floor	10,145
Rentable Square Feet (RSF), 2nd Floor	10,382
Total Rentable Square Feet (RSF)	20,527
Minimum Rent per RSF (at 5/01/07)	$14.32
Annual Escalation	3.0

Period	Lease Year		RSF	Minimum Rent per RSF (b)	Monthly Min.Rent (a)	“Annual Minimum Rent”
5/1/07 to 3/31/08	13	(a)	20,527	$14.32	$24,495.55	$245,238.33
4/1/08 to 3/31/09	14		20,527	$14.75	$25,230.42	$302,765.04
4/1/09 to 3/31/10	15		20,527	$15.19	$25,987.33	$311,847.99
4/1/10 to 3/31/11	16		20,527	$15.65	$26,766.95	$321,203.43
4/1/11 to 3/31/12	17		20,527	$16.12	$27,569.96	$330,839.53

(a)                   The Lease provides that no rent or operating expense reimbursement is due on the increased space of 10,382 square feet for the months of May and June 2007. The monthly minimum rent for May and June 2007, respectively, is $12,389.19.
(b)                   Shown at two decimal places. Actual rent calculated at extended decimal places

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THIRD AMENDMENT AND RESTATED LEASE AGREEMENT

THIS LEASE AMENDMENT (the “Amendment”) made this 25th day of May, 2012, between Penn National Gaming, Inc., a Pennsylvania corporation, hereinafter called “Tenant”, having its principal place of business at 825 Berkshire Boulevard, Wyomissing, PA 19610 and Wyomissing Professional Center III, Limited Partnership (825), a Pennsylvania limited partnership, hereinafter called “Landlord”, having its principal place of business at 875 Berkshire Boulevard, Suite 102, Wyomissing, Pennsylvania 19610.

WITNESSETH:

The Tenant and the Landlord have executed a Lease Agreement (the original Lease) dated March 31, 1995, which includes Exhibits “A” and “B”, an Amendment and Restated Lease Agreement (the First Amendment) dated April 5, 2005, and an Amendment and Restated Lease Agreement (the Second Amendment) dated November 20, 2007 (collectively, the “Lease”), relating to Leased Premises located at 825 Berkshire Boulevard, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.              Incorporation. The recitals set forth above are incorporated herein by reference.

2.              Amendment. This Amendment is an amendment to and shall be deemed an integral part of the Lease. Except to the extent to which the provisions of this Amendment modify the provisions of the Lease, the provisions of the Lease shall remain in full force and effect.

3.              Defined Terms. All capitalized terms used in this Amendment without definition which are defined in the Lease shall have the meanings set forth in the Lease.

4.              Fixed Annual Minimum Rent. The Annual Minimum Rent for the Second Extension Period, as defined in Section 5. below, shall be as shown on the table below.

Space (RSF):	20,527
Minimum Rent/RSF:	$16
Annual Escalation:	2.5%

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Second Extension		ANNUAL MINIMUM RENT
Period	RSF	per RSF	Annual	Monthly
6/1/12 - 5/31/13	20,527	$16.00	$328,432.00	$27,369.33
6/1/13 - 5/31/14	20,527	$16.40	$336,642.80	$28,053.57
6/1/14 - 5/31/15	20,527	$16.81	$345,058.87	$28,754.91
6/1/15 - 5/31/16	20,527	$17.23	$353,680.21	$29,473.35
6/1/16 - 5/31/17	20,527	$17.66	$362,506.82	$30,208.90
6/1/17 - 5/31/18	20,527	$18.10	$371,538.70	$30,961.56

6/1/18 - 5/31/19	20,527	$18.55	$380,775.85	$31,731.32

5.         Term of Lease. The Term of the Lease shall be extended for an additional period of seven (7) years beginning on June 1, 2012 and ending on May 31, 2019 (the “Second Extension Period”).

6.         Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment of Lease Terms to be duly executed this 25th day of May, 2012.

THIS LEASE MUST BE EXECUTED FOR TENANT, IF A CORPORATION, BY THE PRESIDENT OR VICE PRESIDENT AND ATTESTED BY THE SECRETARY OR ASSISTANT SECRETARY, UNLESS THE BY-LAWS OR A RESOLUTION OF THE BOARD OF DIRECTORS SHALL

OTHERWISE PROVIDE, IN WHICH EVENT A CERTIFIED COPY OF THE BY-LAWS OR RESOLUTION, AS THE CASE MAY BE, MUST BE FURNISHED TO LANDLORD.

LANDLORD:
Wyomissing Professional Center III, Limited Partnership, a Pennsylvania limited partnership, by its General Partner, Wyomissing Professional Center III, Inc.

		By:	/s/ Peter W. Carlino
Peter W. Carlino, President

TENANT:
Penn National Gaming, Inc., a Pennsylvania corporation
WITNESS:

By:	/s/ Susan M. Montgomery	By:	/s/ Robert S. Ippolito
Name:	Susan M. Montgomery	Name:	Robert S. Ippolito
		Title:	VP/Sec/Treas

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SIXTH LEASE AMENDMENT
(825 BERKSHIRE BOULEVARD)

THIS SIXTH LEASE AMENDMENT (the "Amendment") made this 12th day of May, 2021, between Penn National Gaming, Inc., a Pennsylvania corporation, hereinafter called "Tenant", having its principal place of business at 825 Berkshire Boulevard, Wyomissing, PA 19610 and Wyomissing Professional Center III, Limited Partnership (825), a Pennsylvania limited partnership, hereinafter called "Landlord", having its principal place of business at 875 Berkshire Boulevard, Suite 102, Wyomissing, Pennsylvania 19610.

WITNESSETH:

The Tenant and the Landlord have executed a Lease Agreement (the original Lease) dated March 31, 1995, as amended by certain amendments dated April 15, 1997, October 30, 1997, April 23, 1998, November 16, 1999, August 21, 2000, April 5, 2005, November 20, 2007, and May 25, 2012, respectively (collectively, the "Lease"), relating to leased premises located at 825 Berkshire Boulevard, Wyomissing, Pennsylvania 19610.

NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY and in consideration of the mutual covenants set forth herein, the Landlord, and Tenant agree as follows:

1.	Incorporation. The recitals set forth above are incorporated herein by reference.

2.
Amendment. This Amendment is an amendment to and shall be deemed an integral part of the Lease. Except to the extent to which the provisions of this Amendment modify the provisions of the Lease, the provisions of the Lease shall remain in full force and effect.

3.	Defined Terms. All capitalized terms used in this Amendment without definition which are defined in the Lease shal have the meanings set forth in the Lease.

4.	Leased Premises. The defined leased premises shall consist of a total space of 20,527 rentable square feet, as identified in the Lease.

5.	Term of Lease. Landlord and Tenant desire to extend the term of this Lease until December 31, 2022 under the same terms and conditions of the base Lease except as modified herein.

6.
Fixed Annual Minimum Rent. During the Term, the Annual Minimum Rent shall be as shown in the table below, provided that with respect to any portion of the leased premises that will be occupied prior to June 1, 2021 Tenant shall pay to Landlord $19.48/square foot per month from June 1, 2021, plus Tenant's share of Expenses.

	Renewal Period	RSF	Per RSF	Annual	Monthly
06/01/2021	05/31/2022	20,527	$19.48	$399,865.96	$33,322.16
06/01/2022	12/31/2022	20,527	$19.97	$409,924.19	$34,160.35

7.
Tenant's Share of Expenses. Tenant to pay full pro-rata share of all actual operating expenses. Including a Reimbursable Property Management Fee which shall increase by three percent (3%) per rentable square foot annually, effective January 1, 2022.

		ESTIMATED EXPENSES
Lease Year 1	RSF	per RSF	Annual	Monthly
2021	20,527	$7.79	$159,905.33	$13,325.44

8.	Janitorial. Tenant shall be responsible for all janitorial services within the Leased Premises.

9.	Utilities. Tenant shall be responsible for all utility services within the Leased Premises.

10.	Effective Date. The effective date of this Amendment shall be May 12, 2021.

11.
Renewal Period. Tenant shall be provided one (1) five (5) year option to renew by providing Landlord with at least One Hundred Eighty (180) days written notice prior to the expiration of its lease term.

12.
Amendment and Revival. This Amendment is an amendment to and shall be deemed an integral part of the Lease. Except to the extent to which the provisions of this Amendment modify the provisions of the Lease, the provisions of the Lease shall remain in full force and effect. To the extent that the Term of the Lease has expired or otherwise been terminated prior to the date of this Amendment, this Amendment shall serve as a revival of the Lease. Both parties shall be bound by the Lease, as amended hereby, and any and all rights and remedies of both parties hereto shall be restored on the terms set forth in the Lease.

13.	Binding effect. This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns.

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IN WITNESS WHEREOF, and intending to be legally bound hereby, Landlord and Tenant have caused this Amendment to be duly executed this day of May 2021.

LANDLORD:

Wyomissing Professional Center III, Limited Partnership, a Pennsylvania limited partnership, by its General Partner, Wyomissing Professional Center III, Inc.

By:	/s/ Peter W. Carlino
Peter W. Carlino, President

TENANT:

Penn National Gaming, Inc., a Pennsylvania corporation

WITNESS:

By:	/s/ Amanda Garber	By:	/s/ Harper Ko
Name:	Amanda Garber	Name:	Harper Ko
		Title:	EVP, Chief Legal Officer and Secretary

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